MERRILL LYNCH
HEALTHCARE
FUND, INC.







FUND LOGO







Semi-Annual Report
October 31, 1996





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Com-pany's current prospectus. Past performance results shown in this report should not be considered a repre-sentation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other infor-mation herein are as dated and are subject to change.

Merrill Lynch
Healthcare Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH HEALTHCARE FUND, INC.



Worldwide
Investments
As of 10/31/96

Ten Largest Holdings            Percent of
Represented in the Portfolio    Net Assets

Lilly (Eli) & Co.                  5.9%
Warner-Lambert Co.                 5.8
Hoechst AG                         4.9
SmithKline Beecham Corporation
  PLC (ADR)                        4.8
Baxter International, Inc.         4.3
American Home Products
  Corporation                      3.6
Bristol-Myers Squibb Co.           3.6
Johnson & Johnson Co.              3.4
Pfizer, Inc.                       3.4
Becton, Dickinson &
  Company                          3.4

Breakdown of                    Percent of
Securities by Country           Net Assets

United States                     61.1%
Germany                           11.9
Switzerland                        6.9
United Kingdom                     5.9
Japan                              5.0
France                             3.0
Finland                            2.3
Israel                             1.1
Sweden                             0.6
Denmark                            0.1


Industries Represented          Percent of
In the Portfolio                Net Assets

Pharmaceutical--Diversified       23.0%
Medical Specialties               22.2
Pharmaceutical--Consumer          21.3
Pharmaceutical--Prescription      20.4
Health Care Cost Containment       7.1
Biotechnology                      3.2
Diagnostics                        0.7





DEAR SHAREHOLDER

During the quarter ended October
31, 1996, investor perceptions as to
the direction of the US economy
shifted from anticipation of an infla-
tionary expansion and sharply
higher interest rates to expectations
of slow growth with low inflation
and interest rates. Accordingly, the
quarter began with a "flight to
quality" within the healthcare sector
following the sharp decline of smaller-
capitalization biotechnology and diag-
nostics companies in July. However,
following their substantial rise, share
prices of large-capitalization pharma-
ceutical companies came under
pressure by October quarter-end as
investors became concerned about the
possibility of a landslide Democratic
victory encouraging the Clinton Admin-
istration to seek passage of comprehen-
sive healthcare reform legislation.

Despite these shifting trends, Merrill
Lynch Healthcare Fund, Inc. experi-
enced strong performance for the
three months ended October 31, 1996.
The Fund's total returns for the
quarter were +11.69%, +11.32%,
+11.32% and +11.59%, respectively,
for Class A, Class B, Class C and
Class D Shares. (Results shown do not
reflect sales charges and would be
lower if sales charges were included.
Complete performance information,
including average annual total
returns, can be found on pages 4-7 of
this report to shareholders.)

Portfolio Matters
We continue to believe that proponents
of comprehensive healthcare reform in
the United States will be unsuccessful
on the legislative front. In view of the Republican Party's continued control of
Congress, we view any impetus to con-
sider comprehensive healthcare legisla-
tion as highly unlikely. We believe that any healthcare legislation passed will be incremental and not comprehensive.
The most likely political targets will be providers of specialist services that have heretofore been reimbursed by government programs, such as respir-atory therapy contractors. However, the
Medicare Trust Fund is now projected to
run out of funds in 2001. Both political parties agree that a bipartisan panel must be appointed to find a solution.
We believe that it is likely that a resolu-tion to the Medicare crisis will come during the first year of the Clinton
Administration's second term.

Given our expectations of a continued
slow-growth economy with low interest
rates, we continue to emphasize large-
capitalization pharmaceutical stocks
in the Fund's portfolio. Fundamental
factors remain strong for these com-
panies with unit growth rising. We
believe that more investors will come to recognize that prescription drugs can lower healthcare costs by preventing costly hospitalization.

We added two new US pharmaceutical
stocks to the portfolio during the
October quarter: Bristol-Myers Squibb
Co. and Schering-Plough Corp. Bristol-
Myers Squibb has several important
new drugs, such as cholesterol-lowering
Pravachol. Sales should be supported
by a study that the company sponsored
in the United Kingdom which demon-
strated for the first time that cholesterol reduction is a life-saving therapy. Two other important new products for the company are the cancer therapy, Taxol, and Glucophage, which treats diabetes.
Schering-Plough discovered Claritin,
which is now the leading anti-allergy
medicine.

The Fund's two largest holdings, Warner-
Lambert Co. and Eli Lilly & Co., are
also likely to benefit from important
new pharmaceuticals. Warner-Lambert
Co. has a new drug to treat diabetes,
Noscal, which should enable insulin to
be utilized more effectively. Warner-
Lambert Co. entered into a joint venture with Sankyo Company, Limited to co-promote Noscal in the United States.
Sankyo Company, Limited, the second-
largest Japanese pharmaceutical
company and a Fund holding, dis-
covered Noscal. Food and Drug
Administration (FDA) approval is
expected early in 1997. Eli Lilly & Co.
recently received FDA approval for
Zyprexa, a new drug to treat schizo-
phrenia. We have high expectations for
the acceptance of Zyprexa.

In Conclusion
With the relatively high valuations for
healthcare stocks in the United States,
over one-third of the portfolio
continues to be invested in non-US
companies. We believe that this strategy, combined with our focus on large-capitalization pharmaceutical stocks in the United States, is an appropriate strategy for this time.

We thank you for your investment in
Merrill Lynch Healthcare Fund, Inc.,
and we look forward to reviewing our
outlook and strategy with you again in
our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President




(Jordan C. Schreiber)
Jordan C. Schreiber
Vice President and Portfolio Manager


December 3, 1996



Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Philip L. Kirstein, Senior Vice President
Donald C. Burke, Vice President
Jordan C. Schreiber, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863





PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge
  (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%.
  These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results*
                                                                   12 Month     3 Month
                                10/31/96    7/31/96   10/31/95     % Change    % Change
Class A Shares                   $5.35      $4.79       $4.65      +17.39%(1)    +11.69%
Class B Shares                    4.72       4.24        4.16      +16.06(1)     +11.32
Class C Shares                    4.72       4.24        4.16      +16.06(1)     +11.32
Class D Shares                    5.20       4.66        4.53      +17.19(1)     +11.59
Class A Shares--Total Return                                       +19.79(2)     +11.69
Class B Shares--Total Return                                       +18.71(2)     +11.32
Class C Shares--Total Return                                       +18.71(2)     +11.32
Class D Shares--Total Return                                       +19.65(2)     +11.59

  *Investment results shown do not reflect sales charges;
   results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.097 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.099
   per share ordinary income dividends and $0.097 per share capital gains distributions.



Average Annual
Total Return+++


                                   % Return Without    % Return With
Class A Shares*                      Sales Charge       Sales Charge**

Year Ended 9/30/96                    +20.20%           +13.89%
2/01/90++ through 9/30/96             +12.48            +11.58
Five Years Ended 9/30/96              +13.32            +12.10
Ten Years Ended 9/30/96               +11.52            +10.92

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++On February 1, 1990, Merrill Lynch Asset Management became the sole investment adviser.

                                     % Return          % Return
Class B Shares*                    Without CDSC       With CDSC**

Year Ended 9/30/96                    +18.90%           +14.90%
2/01/90++ through 9/30/96             +11.33            +11.33
Five Years Ended 9/30/96              +12.16            +12.16
Inception (10/21/88) through 9/30/96  +11.17            +11.17

[FN]
 *Maximum contingent deferred sales charge is 4% and is
  reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred
  sales charge.
++On February 1, 1990, Merrill Lynch Asset Management became the sole investment adviser.


                                     % Return          % Return
Class C Shares*                    Without CDSC       With CDSC**

Year Ended 9/30/96                    +18.90%           +17.90%
Inception (10/21/94) through 9/30/96  +24.01            +24.01

[FN]
 *Maximum contingent sales charge is 1% and is
  reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                % Return Without    % Return With
Class D Shares*                   Sales Charge      Sales Charge**

Year Ended 9/30/96                    +19.81%           +13.52%
Inception (10/21/94) through 9/30/96  +23.60            +20.22

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Performance
Summary--
Class A Shares+++
                                      Net Asset Value          Capital Gains          Dividends
Period Covered                Beginning             Ending      Distributed             Paid*         % Change**
4/1/83--12/31/83               $ 9.15               $ 9.56           --                $0.120           + 5.85%
1984                             9.56                 8.83       $ 0.040                0.090           - 6.34
1985                             8.83                10.65           --                 0.120           +22.16
1986                            10.65                11.94         0.530                0.100           +17.86
1987                            11.94                 9.90         3.347                0.015           +10.24
1988                             9.90                 9.56         0.825                0.145           + 6.39
1989                             9.56                 9.09         1.422                0.068           +11.46
1990                             9.09                 7.29         0.832                0.489           - 6.19
1991                             7.29                 9.18           --                 1.320           +45.71
1992                             9.18                 4.03         4.123++              1.028           + 6.92
1993                             4.03                 3.91           --                 0.013           - 2.63
1994                             3.91                 3.46         0.266                  --            - 4.30
1995                             3.46                 4.98         0.097                0.099           +49.85
1/1/96--10/31/96                 4.98                 5.35           --                   --            + 7.43
                                                                 -------               ------
                                                           Total $11.482         Total $3.607

                                                               Cumulative total return as of 10/31/96: +309.11%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
 ++Figure includes a $0.879 and $3.089 return of capital on 4/22/92 and 4/27/92, respectively.

+++See Important Note on page 7.



PERFORMANCE DATA (concluded)

Performance
Summary--
Class B Shares++++
                                      Net Asset Value          Capital Gains        Dividends
Period Covered                Beginning             Ending      Distributed           Paid*            % Change**
10/21/88--12/31/88             $10.24               $ 9.55       $ 0.825               $0.089           + 2.22%
1989                             9.55                 9.07         1.422                0.006           +10.70
1990                             9.07                 7.19         0.832                0.455           - 7.42
1991                             7.19                 8.96           --                1.291            +44.21
1992                             8.96                 3.72         4.123++              1.028           + 5.46
1993                             3.72                 3.59           --                   --            - 3.49
1994                             3.59                 3.13         0.266                  --            - 4.99
1995                             3.13                 4.43         0.097                0.099           +48.09
1/1/96--10/31/96                 4.43                 4.72           --                   --            + 6.55
                                                                 -------               ------
                                                           Total $ 7.565         Total $2.968

                                                               Cumulative total return as of 10/31/96: +130.48%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.
++Figure includes a $0.897 and $3.089 return of capital on 4/22/92 and 4/27/92, respectively.


Performance
Summary--
Class C Shares
                                      Net Asset Value          Capital Gains        Dividends
Period Covered                Beginning             Ending      Distributed           Paid*            % Change**
10/21/94--12/31/94             $ 3.27               $ 3.13           --                   --             - 4.28%
1995                             3.13                 4.43       $ 0.097               $0.099            +48.09
1/1/96--10/31/96                 4.43                 4.72           --                   --             + 6.55
                                                                 -------               ------
                                                           Total $ 0.097         Total $0.099

                                                                 Cumulative total return as of 10/31/96: +51.03%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares
                                      Net Asset Value          Capital Gains        Dividends
Period Covered                Beginning             Ending      Distributed           Paid*            % Change**
10/21/94--12/31/94             $ 3.61               $ 3.39           --                   --             - 6.09%
1995                             3.39                 4.85       $ 0.097               $0.099            +49.12
1/1/96--10/31/96                 4.85                 5.20           --                   --             + 7.22
                                                                 -------               ------
                                                           Total $ 0.097         Total $0.099

                                                                 Cumulative total return as of 10/31/96: +50.14%**

   *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


+++Important Note:
   Prior to April 27, 1992, Merrill Lynch Healthcare Fund, Inc.
   was known as Sci/Tech Holdings, Inc. and contained, in addition to a healthcare portfolio, a portfolio of technology securities. The data on pages 4-6 include the performance of the technology portfolio which is no longer part of the Fund. Set forth below are performance data which, for the period before April 27, 1992, include only the performance of the healthcare portfolio and a pro rata allocated portion of Sci/Tech Holdings, Inc.'s cash reserves. On February 1, 1990, Merrill Lynch Asset Management became the sole investment adviser.




Recent
Performance
Results*

                                     12 Month        2/01/90 to 10/31/96++
                                     % Change            % Change

Class A Shares--Total Return        +19.79%(1)           +194.53%(2)

Class B Shares--Total Return        +18.71(1)            +181.52(3)

[FN]
 ++Due to the inability to completely isolate the performance of Sci/Tech
   Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio.
  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.099 per share ordinary income dividends and $0.097 per share capital gains distributions.
(2)Percent change includes reinvestment of $2.949 per share ordinary income dividends and $5.319 per share capital gains distributions.
(3)Percent change includes reinvestment of $2.873 per share ordinary income dividends and $5.319 per share capital gains distributions.




Average Annual
Total Return


                        % Return Without          % Return With
Class A Shares*           Sales Charge             Sales Charge**

Year Ended 9/30/96           +20.20%                  +13.89%
2/01/90++ through 9/30/96    +17.69                   +16.74

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Due to the inability to completely isolate the performance of Sci/Tech
  Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio.


                              % Return               % Return
Class B Shares*             Without CDSC             With CDSC**

Year Ended 9/30/96            +18.90%                 +14.90%
2/01/90++ through 9/30/96     +16.91                  +16.91

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.
++Due to the inability to completely isolate the performance of Sci/Tech
  Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio.

SCHEDULE OF INVESTMENTS
MIDDLE                                                                                                         Value    Percent of
EAST            Industries            Shares Held           Investments                          Cost        (Note 1a)  Net Assets
Israel          Pharmaceutical--          100,000    Teva Pharmaceuticals Industries, Inc.
                Diversified                          (ADR)*                                  $  3,858,750  $  4,175,000    1.1%

                                                     Total Investments in the Middle East       3,858,750     4,175,000    1.1


NORTH
AMERICA


United States   Biotechnology              85,000  ++Aphton Corp.                               2,011,375     1,434,375    0.4
                                          100,000  ++Centocor, Inc.                             3,204,851     2,925,000    0.8
                                          129,000  ++Emisphere Technologies Inc.                1,367,255     1,935,000    0.5
                                          175,000    Genzyme Corp.                              5,919,740     4,003,125    1.0
                                          100,000  ++Magainin Pharmaceuticals, Inc.             1,256,250     1,087,500    0.3
                                           10,000  ++Pharmacyclics Inc.                           172,500       137,500    0.0
                                           50,000  ++Transkaryotic Therapies, Inc.                750,000       731,250    0.2
                                                                                             ------------  ------------  ------
                                                                                               14,681,971    12,253,750    3.2

                Diagnostics                75,000  ++Diatide, Inc.                                637,500       618,750    0.2
                                           40,000  ++Epitope Inc.                                 577,620       610,000    0.1
                                           40,000  ++NeoPath, Inc.                                920,000       640,000    0.2
                                          145,500  ++VOXEL                                        934,850       636,562    0.2
                                                                                             ------------  ------------  ------
                                                                                                3,069,970     2,505,312    0.7

                Health Care Cost          400,000    Bergen Brunswig Corp.                     11,321,665    12,550,000    3.3
                Containment                60,000    Cardinal Health, Inc.                      4,042,350     4,710,000    1.2
                                          125,500  ++Foundation Health Corp.                    4,536,529     3,749,313    1.0
                                           50,000  ++HEALTHSOUTH Corp.                          1,722,231     1,875,000    0.5
                                           47,200  ++Healthcare Compare Corp.                   2,140,969     2,070,900    0.5
                                           15,500    McKesson Corporation                         696,930       771,125    0.2
                                          172,500  ++Walsh International, Inc.                  2,489,876     1,444,687    0.4
                                                                                             ------------  ------------  ------
                                                                                               26,950,550    27,171,025    7.1

                Medical Specialties        80,000  ++Allegiance Corporation                     1,369,492     1,500,000    0.4
                                          400,000    Baxter International, Inc.                16,357,821    16,650,000    4.3
                                          300,000    Becton, Dickinson & Company               13,153,788    13,050,000    3.4
                                           25,000  ++Boston Scientific Corp.                      670,250     1,359,375    0.4
                                          150,000  ++Conceptus Inc.                             1,889,749     1,668,750    0.4
                                          245,000  ++Endosonics Corp.                           3,608,490     3,093,125    0.8
                                           75,000  ++InControl, Inc.                            1,071,876       590,625    0.1
                                           90,000  ++Integra Lifesciences Corp.                   742,500       405,000    0.1
                                          165,000  ++KeraVision, Inc.                           2,727,505     2,557,500    0.7
                                           50,000  ++Medi-Ject Corporation                        275,000       212,500    0.1
                                          100,000    Medtronic, Inc.                            3,644,813     6,437,500    1.7
                                           25,000  ++North American Vaccine Inc.                  542,125       556,250    0.1
                                          400,000  ++Optical Sensors, Inc.                      4,640,938     3,400,000    0.9
                                          520,000  ++ReSound Corp.                              5,679,062     3,965,000    1.0
                                           50,000  ++Saint Jude Medical, Inc.                   1,748,750     1,968,750    0.5
                                          350,000  ++VISX, Incorporated                         8,411,678     8,662,500    2.3
                                                                                             ------------  ------------  ------
                                                                                               66,533,837    66,076,875   17.2

                Pharmaceutical--          225,000    American Home Products Corporation        11,865,710    13,781,250    3.6
                Consumer                  130,000    Bristol-Myers Squibb Co.                  13,577,449    13,747,500    3.6
                                          270,000    Johnson & Johnson Co.                     10,651,930    13,297,500    3.4
                                          350,000    Warner-Lambert Co.                        19,472,998    22,268,750    5.8
                                                                                             ------------  ------------  ------
                                                                                               55,568,087    63,095,000   16.4

                Pharmaceutical--          256,500    Collagen Corporation                       4,844,782     4,969,687    1.3
                Diversified               165,000    Schering-Plough Corp.                     10,698,954    10,560,000    2.7
                                                                                             ------------  ------------  ------
                                                                                               15,543,736    15,529,687    4.0

                Pharmaceutical--           80,000  ++Forest Laboratories, Inc.                  3,189,264     3,080,000    0.8
                Prescription              320,000    Lilly (Eli) & Co.                         20,017,742    22,560,000    5.9
                                          100,000    Merck & Co., Inc.                          6,699,499     7,412,500    1.9
                                          160,000    Pfizer, Inc.                               9,930,148    13,240,000    3.4
                                           28,200    Rhone-Poulenc Rorer Inc.                   1,748,279     1,892,925    0.5
                                                                                             ------------  ------------  ------
                                                                                               41,584,932    48,185,425   12.5

                                                     Total Investments in North America       223,933,083   234,817,074   61.1


PACIFIC
BASIN


Japan           Pharmaceutical--          320,000    Eisai Co. Ltd.                             5,998,696     5,738,901    1.5
                Diversified               200,000    Takeda Chemical Industries, Ltd.           3,522,228     3,428,571    0.9
                                                                                             ------------  ------------  ------
                                                                                                9,520,924     9,167,472    2.4

                Pharmaceutical--           80,000    Daiichi Pharmaceutical Co., Ltd.           1,281,770     1,153,407    0.3
                Prescription              350,000    Sankyo Company, Ltd.                       8,156,324     8,676,923    2.3
                                                                                             ------------  ------------  ------
                                                                                                9,438,094     9,830,330    2.6

                                                     Total Investments in the Pacific Basin    18,959,018    18,997,802    5.0

WESTERN
EUROPE


Denmark         Pharmaceutical--            3,000    Novo Nordisk A/S (Class B)                   460,157       499,656    0.1
                Prescription
                                                     Investments in Denmark                       460,157       499,656    0.1


Finland         Medical Specialties        20,000  ++Instrumentarium Corp. (Group A)              595,141       737,405    0.2

                Pharmaceutical--          240,000    Orion-yhtymae OY (Class B)                 7,352,403     8,133,528    2.1
                Diversified
                                                     Investments in Finland                     7,947,544     8,870,933    2.3


France          Pharmaceutical--          125,000    Sanofi S.A.                                8,376,914    11,333,157    3.0
                Diversified
                                                     Investments in France                      8,376,914    11,333,157    3.0


Germany         Medical Specialties        40,000    Fresenius AG (Preferred)                   6,773,477     8,657,723    2.2
                                          333,600  ++Fresenius Medical Care AG (ADR)*           5,255,159     9,924,600    2.6
                                                                                             ------------  ------------  ------
                                                                                               12,028,636    18,582,323    4.8



SCHEDULE OF INVESTMENTS (concluded)
WESTERN EUROPE                                                                                                Value    Percent of
(concluded)     Industries            Shares Held           Investments                          Cost        (Note 1a) Net Assets
Germany         Pharmaceutical--          150,000  ++Bayer AG                                $  5,127,736  $  5,672,461    1.5%
(concluded)     Consumer

                Pharmaceutical--           80,000    BASF AG                                    2,391,907     2,558,985    0.7
                Diversified               500,000    Hoechst AG                                17,027,066    18,818,981    4.9
                                                                                             ------------  ------------  ------
                                                                                               19,418,973    21,377,966    5.6

                                                     Investments in Germany                    36,575,345    45,632,750   11.9

Sweden          Pharmaceutical--           50,000    Astra AB 'B' Free (Ordinary)               2,137,750     2,284,322    0.6
                Prescription
                                                     Investments in Sweden                      2,137,750     2,284,322    0.6


Switzerland     Pharmaceutical--           10,520    Ciba-Geigy AG (Registered)                 9,171,725    13,005,908    3.4
                Consumer

                Pharmaceutical--              250    Roche Holdings AG                          1,786,473     1,897,729    0.5
                Prescription               10,000    Sandoz AG (Registered)                     8,497,578    11,600,762    3.0
                                                                                             ------------  ------------  ------
                                                                                               10,284,051    13,498,491    3.5

                                                     Investments in Switzerland                19,455,776    26,504,399    6.9


United Kingdom  Pharmaceutical--        1,505,541    SmithKline Beecham Corporation
                Diversified                          PLC (ADR)*                                16,124,565    18,562,760    4.8

                Pharmaceutical--          100,000    Glaxo Wellcome PLC                         1,204,032     1,564,789    0.4
                Prescription              100,000    Zeneca Group PLC                           2,156,035     2,722,928    0.7
                                                                                             ------------  ------------  ------
                                                                                                3,360,067     4,287,717    1.1

                                                     Investments in the United Kingdom         19,484,632    22,850,477    5.9


                                                     Total Investments in Western Europe       94,438,118   117,975,694   30.7


SHORT-TERM                                  Face
SECURITIES                                 Amount


                Commercial Paper**   $    697,000    General Electric Capital Corp.,
                                                     5.56% due 11/01/1996                         697,000       697,000    0.2
                                        2,412,000    International Securitization
                                                     Corporation, 5.26% due 11/21/1996          2,404,952     2,404,952    0.6
                                        5,000,000    National Fleet Funding Corp.,
                                                     5.38% due 11/08/1996                       4,994,769     4,994,769    1.3

                                                     Total Investments in
                                                     Short-Term Securities                      8,096,721     8,096,721    2.1


                Total Investments                                                            $349,285,690   384,062,291  100.0
                                                                                             ============
                Other Assets Less Liabilities                                                                    48,150    0.0
                                                                                                           ------------  ------
                Net Assets                                                                                 $384,110,441  100.0%
                                                                                                           ============  ======

              ++Non-income producing security.
               *American Depositary Receipts (ADR).
              **Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Company.

                See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES
                As of October 31, 1996
Assets:         Investments, at value (identified cost--$349,285,690) (Note 1a)                                   $384,062,291
                Cash                                                                                                       351
                Foreign cash (Note 1b)                                                                                     115
                Receivables:
                  Securities sold                                                                $  5,804,725
                  Capital shares sold                                                                 758,603
                  Dividends                                                                           419,514        6,982,842
                                                                                                 ------------
                Prepaid registration fees and other assets (Note 1f)                                                    31,578
                                                                                                                  ------------
                Total assets                                                                                       391,077,177
                                                                                                                  ------------


Liabilities:    Payables:
                  Securities purchased                                                              5,296,046
                  Capital shares redeemed                                                             837,089
                  Investment adviser (Note 2)                                                         330,747
                  Distributor (Note 2)                                                                200,461        6,664,343
                                                                                                 ------------
                Accrued expenses and other liabilities                                                                 302,393
                                                                                                                  ------------
                Total liabilities                                                                                    6,966,736
                                                                                                                  ------------


Net Assets:     Net assets                                                                                        $384,110,441
                                                                                                                  ============

Net Assets      Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized                    $  2,546,076
Consist of:     Class B Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized                       4,326,611
                Class C Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized                         484,135
                Class D Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized                         397,529
                Paid-in capital in excess of par                                                                   294,557,848
                Accumulated investment loss--net                                                                      (925,332)
                Undistributed realized capital gains on investments and foreign currency
                transactions--net                                                                                   47,950,947
                Unrealized appreciation on investments and foreign currency transactions--net                       34,772,627
                                                                                                                  ------------
                Net assets                                                                                        $384,110,441
                                                                                                                  ============


Net Asset       Class A--Based on net assets of $136,320,472 and 25,460,761 shares outstanding                    $       5.35
Value:                                                                                                            ============
                Class B--Based on net assets of $204,244,227 and 43,266,114 shares outstanding                    $       4.72
                                                                                                                  ============
                Class C--Based on net assets of $22,864,858 and 4,841,353 shares outstanding                      $       4.72
                                                                                                                  ============
                Class D--Based on net assets of $20,680,884 and 3,975,285 shares outstanding                      $       5.20
                                                                                                                  ============

                See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                For the Six Months Ended October 31, 1996
Investment      Dividends (net of $106,543 foreign withholding tax)                                               $  2,007,587
Income          Interest and discount earned                                                                           948,112
(Notes 1d                                                                                                         ------------
& 1e):          Total income                                                                                         2,955,699
                                                                                                                  ------------


Expenses:       Investment advisory fees (Note 2)                                            $  1,900,800
                Account maintenance and distribution fees--Class B (Note 2)                     1,023,418
                Transfer agent fees--Class B (Note 2)                                             301,724
                Transfer agent fees--Class A (Note 2)                                             168,728
                Account maintenance and distribution fees--Class C (Note 2)                       110,154
                Printing and shareholder reports                                                   70,242
                Custodian fees                                                                     54,848
                Registration fees (Note 1f)                                                        52,867
                Accounting services (Note 2)                                                       49,639
                Professional fees                                                                  37,684
                Transfer agent fees--Class C (Note 2)                                              34,171
                Transfer agent fees--Class D (Note 2)                                              27,057
                Account maintenance fees--Class D (Note 2)                                         26,540
                Directors' fees and expenses                                                       18,401
                Pricing fees                                                                          106
                Other                                                                               4,652
                Total expenses                                                               ------------            3,881,031
                                                                                                                  ------------
                Investment loss--net                                                                                  (925,332)
                                                                                                                  ------------

Realized &      Realized gain (loss) from:
Unrealized        Investments--net                                                             16,013,539
Gain (Loss) on    Foreign currency transactions--net                                             (143,820)          15,869,719
Investments &                                                                                ------------
Foreign         Change in unrealized appreciation/depreciation on:
Currency Trans-   Investments--net                                                            (10,904,735)
actions--Net      Foreign currency transactions--net                                               (6,592)         (10,911,327)
(Notes 1b, 1c,                                                                               ------------         ------------
1e & 3):        Net realized and unrealized gain on investments and
                foreign currency transactions                                                                        4,958,392
                                                                                                                  ------------
                Net Increase in Net Assets Resulting from Operations                                              $  4,033,060
                                                                                                                  ============


                See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                              For the Six            For the
                                                                                              Months Ended         Year Ended
                                                                                               October 31,          April 30,
                Increase (Decrease) in Net Assets:                                                1996                1996
Operations:     Investment loss--net                                                         $   (925,332)        $ (1,951,370)
                Realized gain on investments and foreign currency transactions--net            15,869,719           45,694,034
                Change in unrealized appreciation/depreciation on investments and foreign
                currency transactions--net                                                    (10,911,327)          34,582,479
                                                                                             ------------         ------------
                Net increase in net assets resulting from operations                            4,033,060           78,325,143
                                                                                             ------------         ------------


Distributions   Realized gain on investments--net:
to Shareholders   Class A                                                                              --           (4,033,407)
(Note 1g):        Class B                                                                              --           (5,976,897)
                  Class C                                                                              --             (376,208)
                  Class D                                                                              --             (455,478)
                                                                                             ------------         ------------
                Net decrease in net assets resulting from distributions to shareholders                --          (10,841,990)
                                                                                             ------------         ------------


Capital Share   Net increase (decrease) in net assets derived from capital
Transactions    share transactions                                                             (1,743,595)         159,000,753
(Note 4):                                                                                    ------------         ------------

Net Assets:     Total increase in net assets                                                    2,289,465          226,483,906
                Beginning of period                                                           381,820,976          155,337,070
                                                                                             ------------         ------------
                End of period                                                                $384,110,441         $381,820,976
                                                                                             ============         ============


                See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                                   Class A
                                                                            For the
                The following per share data and ratios have been derived  Six Months
                from information provided in the financial statements.       Ended
                                                                           October 31,         For the Year Ended April 30,
                Increase (Decrease) in Net Asset Value:                    1996++++++   1996++++++  1995++++++  1994++++++   1993
Per Share       Net asset value, beginning of period                       $   5.27    $   3.81    $   3.87    $   3.59   $   3.63
Operating                                                                  --------    --------    --------    --------   --------
Performance:      Investment income (loss)--net                                  --++      (.01)       (.01)       (.02)       .02
                  Realized and unrealized gain (loss) on investments
                  and foreign currency transactions--net                        .08        1.67         .22         .31       (.06)
                                                                           --------    --------    --------    --------   --------
                Total from investment operations                                .08        1.66         .21         .29       (.04)
                                                                           --------    --------    --------    --------   --------
                Less dividends and distributions:
                  Investment income--net                                         --          --          --        (.01)        --
                  Realized gain on investments--net                              --        (.20)       (.27)         --         --
                                                                           --------    --------    --------    --------   --------
                Total dividends and distributions                                --        (.20)       (.27)       (.01)        --
                                                                           --------    --------    --------    --------   --------
                Net asset value, end of period                             $   5.35    $   5.27    $   3.81    $   3.87   $   3.59
                                                                           ========    ========    ========    ========   ========


Total Invest-   Based on net asset value per share                            1.52%+++   44.01%       6.47%       8.19%     (1.10%)
ment Return:**                                                             ========    ========    ========    ========   ========


Ratios to       Expenses                                                      1.41%*      1.53%       1.79%       1.55%      1.85%
Average                                                                    ========    ========    ========    ========   ========
Net Assets:     Investment Income (loss)--net                                  .14%*      (.23%)      (.21%)      (.48%)      .48%
                                                                           ========    ========    ========    ========   ========

Supplemental    Net assets, end of period (in thousands)                   $136,320    $132,083    $ 69,650    $ 70,753   $ 63,528
Data:                                                                      ========    ========    ========    ========   ========
                Portfolio turnover                                           66.51%     133.50%     196.91%     133.58%    103.06%
                                                                           ========    ========    ========    ========   ========
                Average commission rate paid+++++++                        $  .0761    $  .0977          --          --         --
                                                                           ========    ========    ========    ========   ========


                                                                                                   Class B++++++
                                                                            For the
                The following per share data and ratios have been derived  Six Months
                from information provided in the financial statements.       Ended
                                                                           October 31,         For the Year Ended April 30,
                Increase (Decrease) in Net Asset Value:                       1996       1996         1995        1994        1993
Per Share       Net asset value, beginning of period                       $   4.67    $   3.43    $   3.55    $   3.31   $   3.38
Operating                                                                  --------    --------    --------    --------   --------
Performance:      Investment loss--net                                         (.02)       (.05)       (.04)       (.05)      (.01)
                  Realized and unrealized gain (loss) on investments
                  and foreign currency transactions--net                        .07        1.49         .19         .29       (.06)
                                                                           --------    --------    --------    --------   --------
                Total from investment operations                                .05        1.44         .15         .24       (.07)
                                                                           --------    --------    --------    --------   --------
                Less dividends and distributions:
                  Investment income--net                                         --          --          --          --         --
                  Realized gain on investments--net                              --        (.20)       (.27)         --         --
                                                                           --------    --------    --------    --------   --------
                Total dividends and distributions                                --        (.20)       (.27)         --         --
                                                                           --------    --------    --------    --------   --------
                Net asset value, end of period                             $   4.72    $   4.67    $   3.43    $   3.55   $   3.31
                                                                           ========    ========    ========    ========   ========


Total Invest-   Based on net asset value per share                            1.07%+++   42.46%       5.29%       7.25%     (2.07%)
ment Return:**                                                             ========    ========    ========    ========   ========


Ratios to       Expenses                                                      2.45%*      2.55%       2.85%       2.56%      2.89%
Average                                                                    ========    ========    ========    ========   ========
Net Assets:     Investment loss--net                                          (.89%)*    (1.24%)     (1.29%)     (1.52%)     (.41%)
                                                                           ========    ========    ========    ========   ========


Supplemental    Net assets, end of period (in thousands)                   $204,244    $207,413    $ 79,485    $ 63,692   $ 33,071
Data:                                                                      ========    ========    ========    ========   ========
                Portfolio turnover                                           66.51%     133.50%     196.91%     133.58%    103.06%
                                                                           ========    ========    ========    ========   ========
                Average commission rate paid+++++++                        $  .0761    $  .0977          --          --         --
                                                                           ========    ========    ========    ========   ========

                                                                         Class C++++++                   Class D++++++

                                                                 For the              For the    For the                For the
                The following per share data and ratios have       Six     For the     Period      Six      For the      Period
                been derived from information provided in the    Months      Year     Oct. 21,    Months      Year      Oct. 21,
                financial statements.                            Ended      Ended    1994++ to    Ended      Ended     1994++ to
                                                                Oct. 31,   April 30,  April 30,  Oct. 31,   April 30,   April 30,
                Increase (Decrease) in Net Asset Value:          1996        1996       1995       1996       1996        1995
Per Share       Net asset value, beginning of period          $   4.68     $   3.43   $    3.27   $    5.13   $    3.72   $   3.61
Operating                                                     --------     --------   ---------   ---------   ---------   --------
Performance:      Investment loss--net                            (.02)        (.05)       (.04)         --++      (.02)      (.02)
                  Realized and unrealized gain on investments
                  and foreign current transactions--net            .06         1.50         .20         .07        1.63        .13
                                                              --------     --------   ---------   ---------   ---------   --------
                Total from investment operations                   .04         1.45         .16         .07        1.61        .11
                                                              --------     --------   ---------   ---------   ---------   --------
                Less distributions from realized gain on
                investments--net                                    --         (.20)         --          --        (.20)        --
                                                              --------     --------   ---------   ---------   ---------   --------
                Net asset value, end of period                $   4.72     $   4.68   $    3.43   $    5.20   $    5.13   $   3.72
                                                              ========     ========   =========   =========   =========   ========


Total Invest-   Based on net asset value per share                .85%+++    42.76%       4.89%+++    1.36%+++   43.74%    3.05%+++
ment Return:**                                                ========     ========   =========   =========   =========   ========


Ratios to       Expenses                                         2.46%*       2.52%       3.28%*      1.66%*      1.75%      2.44%*
Average                                                       ========     ========   =========   =========   =========   ========
Net Assets:     Investment loss--net                             (.93%)*     (1.19%)     (2.13%)*     (.10%)*     (.44%)    (1.23%)*
                                                              ========     ========   =========   =========   =========   ========


Supplemental    Net assets, end of period (in thousands)      $ 22,865     $ 20,761   $   1,816   $  20,681   $  21,564   $  4,386
Data:                                                         ========     ========   =========   =========   =========   ========
                Portfolio turnover                              66.51%      133.50%     196.91%      66.51%     133.50%    196.91%
                                                              ========     ========   =========   =========   =========   ========
                Average commission rate paid+++++++           $  .0761     $  .0977          --   $   .0761   $   .0977         --
                                                              ========     ========   =========   =========   =========   ========

               *Annualized.
              **Total investment returns exclude the effects of sales loads. ++Amount is less than $.01 per share.
            ++++Commencement of Operations.
          ++++++Calculation is based on the average number of shares outstanding during the period.
             +++Aggregate total investment return.
         +++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may materially affect the rate shown.

                See Notes to Financial Statements.





NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Healthcare Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Company offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge.
All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C
Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value.
Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Company may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Company may also purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Company deposits and maintains as collateral such initial mar-gin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Company agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Company as unrealized gains or losses. When the contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Company may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company.

* Forward foreign exchange contracts--The Company is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Company's records. However, the effect on operations is recorded from the date the Company enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Company is authorized to write covered put and call options and purchase put options. When the Company writes an option, an amount equal to the premium received by the Company is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Company enters into a closing transaction), the Company realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transac-tions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain divi-dends from foreign securities are recorded as soon as the Company is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Real-ized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Company are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with
Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Company's portfolio and provides, or arranges for affiliates to provide, the administrative services necessary for the operation of the Company. As compensa-tion for its services to the Company, MLAM receives monthly com-pensation at the annual rate of 1.0% of the average daily net assets of the Company.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Company in accordance with Rule 12b-1 under the Invest-ment Company Act of 1940, the Company pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                 Account
                             Maintenance Fee        Distribution Fee

Class B                          0.25%                    0.75%
Class C                          0.25%                    0.75%
Class D                          0.25%                      --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Company. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended October 31, 1996, MLFD earned under-writing discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Company's Class A and Class D
Shares as follows:

                               MLFD                       MLPF&S

Class A                        $  589                    $ 7,715
Class D                        $2,439                    $52,943

For the six months ended October 31, 1996, MLPF&S received contingent deferred sales charges of $237,438 and $12,951 relating to transactions in Class B and Class C Shares, respectively.

NOTES TO FINANCIAL STATEMENTS (concluded)


In addition, MLPF&S received $153,147 in commissions on the execution of portfolio security transactions for the Company for the six months ended October 31, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

Accounting services are provided to the Company by MLAM at cost.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, MLPF&S, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 1996 were $241,313,401 and $232,230,130, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:

                                     Realized           Unrealized
                                  Gains (Losses)      Gains (Losses)

Long-term investments              $16,014,633         $34,776,601
Short-term investments                  (1,094)                 --
Foreign currency transactions         (143,820)             (3,974)
                                   -----------         -----------
Total                              $15,869,719         $34,772,627
                                   ===========         ===========


As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $34,776,601, of which $45,848,518 related to appreciated securities and $11,071,917 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $349,285,690.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(1,743,595) and $159,000,753 for the six months ended October 31, 1996 and the year ended April 30, 1996, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Six                               Dollar
Months Ended October 31, 1996         Shares             Amount

Shares sold                         3,614,983         $ 18,788,894
Shares redeemed                    (3,201,122)         (16,541,424)
                                  -----------         ------------
Net increase                          413,861         $  2,247,470
                                  ===========         ============


Class A Shares for the Year                              Dollar
Ended April 30, 1996                  Shares             Amount

Shares sold                        10,277,222         $ 49,677,305
Shares issued to shareholders
in reinvestment of distributions      737,767            3,519,148
                                  -----------         ------------
Total issued                       11,014,989           53,196,453
Shares redeemed                    (4,237,137)         (19,882,706)
                                  -----------         ------------
Net increase                        6,777,852         $ 33,313,747
                                  ===========         ============


Class B Shares for the Six                               Dollar
Months Ended October 31, 1996         Shares             Amount

Shares sold                         6,448,384         $ 29,756,797
Automatic conversion of shares        (74,007)            (341,090)
Shares redeemed                    (7,484,403)         (34,159,634)
                                  -----------         ------------
Net decrease                       (1,110,026)        $ (4,743,927)
                                  ===========         ============



Class B Shares for the Year                              Dollar
Ended April 30, 1996                  Shares             Amount

Shares sold                        31,670,575         $137,932,842
Shares issued to shareholders
in reinvestment of distributions    1,257,829            5,333,197
                                  -----------         ------------
Total issued                       32,928,404          143,266,039
Automatic conversion of shares       (274,090)          (1,131,610)
Shares redeemed                   (11,442,314)         (47,991,244)
                                  -----------         ------------
Net increase                       21,212,000         $ 94,143,185
                                  ===========         ============

Class C Shares for the Six                               Dollar
Months Ended October 31, 1996         Shares             Amount

Shares sold                         1,298,435         $  5,959,260
Shares redeemed                      (896,674)          (4,107,555)
                                  -----------         ------------
Net increase                          401,761         $  1,851,705
                                  ===========         ============


Class C Shares for the Year                              Dollar
Ended April 30, 1996                  Shares             Amount

Shares sold                         4,706,948         $ 20,619,006
Shares issued to shareholders
in reinvestment of distributions       81,297              344,700
                                  -----------         ------------
Total issued                        4,788,245           20,963,706
Shares redeemed                      (877,644)          (3,793,037)
                                  -----------         ------------
Net increase                        3,910,601         $ 17,170,669
                                  ===========         ============


Class D Shares for the Six                               Dollar
Months Ended October 31, 1996         Shares             Amount

Shares sold                         3,403,566         $ 17,215,643
Automatic conversion of shares         67,343              341,090
                                  -----------         ------------
Total issued                        3,470,909           17,556,733
Shares redeemed                    (3,698,602)         (18,655,576)
                                  -----------         ------------
Net decrease                         (227,693)        $ (1,098,843)
                                  ===========         ============


Class D Shares for the Year                              Dollar
Ended April 30, 1996                  Shares             Amount

Shares sold                         5,979,086         $ 28,807,012
Shares issued to shareholders
in reinvestment of distributions       85,423              396,362
Automatic conversion of shares        251,321            1,131,610
                                  -----------         ------------
Total issued                        6,315,830           30,334,984
Shares redeemed                    (3,290,897)         (15,961,832)
                                  -----------         ------------
Net increase                        3,024,933         $ 14,373,152
                                  ===========         ============


PORTFOLIO CHANGES

For the Quarter Ended October 31, 1996

Additions

*Aetna Inc.
 Allegiance Corporation
 Astra AB 'B' Free (Ordinary)
 BASF AG
 Becton, Dickinson & Company
 Bristol-Myers Squibb Co.
*Community Psychiatric Centers
 Daiichi Pharmaceutical Co., Ltd.
 Forest Laboratories, Inc.
 Fresenius Medical Care AG (ADR)
*Heartstream Inc.
 Magainin Pharmaceuticals, Inc.
 McKesson Corporation
 Medi-Ject Corporation
 North American Vaccine Inc.
 Novo Nordisk A/S (Class B)
 Pharmacyclics Inc.
 Schering-Plough Corp.
 Transkaryotic Therapies, Inc.

Deletions

 AKZO N.V.
*Aetna Inc.
*Community Psychiatric Centers
 FHP International Corporation
 Fresenius USA Inc.
*Heartstream Inc.
 IBAH Inc.
 ISG Technologies, Inc.
 Medaphis Corporation
 NABI, Inc.
 Neurex Corp.
 OrNda HealthCorp.
 Pacificare Health Systems, Inc. (Class B)
 Pharmacia & Upjohn Inc.
 Ranbaxy Laboratories Ltd. (GDR)
 Taisho Pharmaceutical Co., Ltd.
 Tenet Healthcare Corp.
 Ventritex, Inc.

[FN]
*Added and deleted in the same quarter.